Exhibit 99

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Energy Efficiency Panel Discussion
Wall Street Utility Group
Tom King, CEO
Pacific Gas and Electric Company

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Cautionary Statement Regarding Forward-Looking Information
This presentation contains forward-looking statements regarding Pacific Gas and Electric Company’s (Utility) anticipated investment in energy-efficiency programs and expected energy savings related to energy-efficiency programs. These statements are based on current expectations and various assumptions which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
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The Utility’s ability to timely recover costs through rates;
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The outcome of regulatory proceedings, including ratemaking proceedings pending at the CPUC and the FERC;
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Changes in demand for electricity and natural gas;
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The adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
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The effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers and third parties on which the Utility relies;
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The general economic climate and population growth or decline in Northern and Central California;
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The potential impacts of climate change on the Utility’s electricity and natural gas operations;
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Unanticipated  population growth or decline, general economic and financial market conditions, and changes in technology including the development of alternative energy sources, all of which may affect customer demand for natural gas or electricity;
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The performance and the occurrence of unplanned outages at the Utility’s Diablo Canyon nuclear generating facilities, or the temporary or permanent cessation of operations at Diablo Canyon;
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The ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;
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The ability of the Utility to timely complete its planned capital investment projects;
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The impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
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The impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s, or CAISO’s, new rules to restructure the California wholesale electricity market;
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How the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
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The extent to which PG&E Corporation or the Utility incurs costs in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
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The ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;
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The impact of environmental laws and regulations and the costs of compliance and remediation;
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The effect of municipalization or other forms of bypass; and
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Other factors discussed in PG&E Corporation's and Pacific Gas and Electric Company’s SEC reports.

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Revenue/sales decoupling mechanisms paired with annual attrition rate adjustment mechanism
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Sustained, deep commitment by regulators, state lawmakers,
utilities, other stakeholders to energy efficiency, conservation, renewables, demand-response
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Growing interest and commitment by public to improve
environment and mitigate climate change
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General agreement utilities are a key player in delivering energy efficiency programs/savings to customers
Keys To Energy Efficiency Success in California

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PG&E Energy Efficiency History
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First programs started in 1976
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Combined conservation and EE:  $9.3 million* spend
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Saved 2* MW
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Very successful program in the 1990’s
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Average annual budget of $120 million* with upside incentives
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Saved 880 MW
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Presently
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Budget- $975 million* for 2006-2008
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Cost-effective CEE is 1st in loading order in Integrated Resource Plan
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Risk-Reward Mechanism:  potential for upside and downside
(retroactive to January 2006)
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Energy efficiency must offset 50% of load growth
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Savings Goals: 613 MW, 3,063 GWH, 47 MM therms
* Excludes LIEE

California’s Real-World Success
Chart courtesy of Art
Rosenfeld,
California Energy Commission
Why is California Different?
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 Very large scale, sustained energy efficiency effort
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 Highly effective codes and standards programs
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 Escalating IOU, state effort on solar

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Energy Savings and Emissions Avoided

Actual
Forecast
Energy Efficiency Savings Past and Future
PG&E’s Budget and Goals for 2006-2008:
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 Overall budget $975 million
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 Customer Incentives budget $416 million
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 PG&E filed goals613 MW, 3,063 GWH, 47 MM therms
MW Savings: Historic & Target

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California Title 20 appliance standards
California Title 24 building energy standards
Combined savings for all other states that have passed appliance standards
Federal product standards included in the 2005 federal Energy Policy Act of 2005

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Codes & Standards: Peak Demand Reduction

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Population forecasted to rise from 37.1 million to
42 million (13%) from 2006 to 2016
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Electric usage forecast to rise from 279,886 GHW to
313,397 GWH (12%) over same period
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Larger homes in hot valley areas
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More, higher-use electric devices/household
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State’s peak demand rose to 50,270 MW in 2006 heat
spell – 10.7% increase over 2005 peak
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Efficiency remains lowest cost resource
California Continues Robust Growth

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Energy & Infrastructure Demand & Supply Analysis
PG&E Case
Studies
Nominal Community
Daily / Monthly / Yearly Energy
Loads
From/To ground
source
Heating/Cooling/Lighting
5-25% Reduction
Plug Loads
40-50% Reduction
Transportation
30-50% Reduction
Energy Efficiency
Life Style
30-50% Reduction
Demand Reduction Strategies
Supply Strategies

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